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                        SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 1999.



                              CELL GENESYS, INC.
           (Exact name of registrant as specified in its charter)



           DELAWARE                   0-19986                  94-3061375
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


                            342 LAKESIDE DRIVE
                      FOSTER CITY, CALIFORNIA 94404
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                Address of principal executive offices

                            (650) 425-4400
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          Registrant's telephone number, including area code

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ITEM 5.   OTHER EVENTS

     (a)  DESCRIPTION OF THE TRANSACTION.

     On October 18, 1999, Cell Genesys, Inc. ("Cell Genesys"), a Delaware corporation, and Genzyme Corporation ("Genzyme"), a Massachusetts corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the parties will effect a business combination through a merger (the "Merger") of Cell Genesys with and into a wholly-owned subsidiary of Genzyme. Copies of the Merger Agreement and the press release announcing the signing of the Merger Agreement, each dated as of October 18, 1999, are attached hereto as Exhibits 99.1 and 99.2, respectively.

     Under the terms of the Merger Agreement, shares of Genzyme General Division common stock will be exchanged for shares of Cell Genesys common stock outstanding at the closing of the Merger. The exchange ratio will equal $10.00 divided by the average of the per share closing prices of Genzyme General Division common stock for the 20 trading days ending on the fifth trading day prior to the closing, provided, that the exchange ratio will not be less than 0.1814 nor greater than 0.3175. Additionally, each outstanding share of Cell Genesys Series B Convertible Preferred Stock will convert into one share of a substantially equivalent class of Genzyme preferred stock.

     The Merger Agreement also provides that at the closing of the merger each outstanding option or warrant to purchase Cell Genesys common stock will be assumed by Genzyme. Each stock option and warrant will continue to have the same terms and conditions as it had immediately prior to the closing of the merger, except that the number of shares of Genzyme General Division common stock into which it is exercisable and its exercise price will be adjusted according to the same exchange ratio used for the conversion of Cell Genesys common stock into Genzyme General Division common stock.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          99.1 Agreement and Plan of Merger, dated as of October 18, 1999, between Genzyme Corporation and Cell Genesys, Inc.

          99.2   Press release dated as of October 18, 1999.






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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CELL GENESYS, INC.

                                   /s/  Matthew J. Pfeffer
                                   -----------------------
                                   Matthew J. Pfeffer
                                   Vice President and Chief Financial Officer
                                   (Principal Accounting and Financial Officer)

                                   Date:  October 22, 1999






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                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1 Agreement and Plan of Merger, dated as of October 18, 1999, between Genzyme Corporation and Cell Genesys, Inc.

99.2                Press release dated as of October 18, 1999.






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